SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report: February 21, 1996
(Date of earliest event reported)



      Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)


Delaware         33-54227          75-2006294
(State or Other  (Commission     (I.R.S. Employer
Jurisdiction of  File Number)    Identification No.)
Incorporation)

  8400 Normandale Lake Blvd., Suite 600, Minneapolis,
                              Minnesota    55437
 (Address of Principal Executive Office) (Zip Code)


   Registrant's telephone number, including area
                    code:(612) 832-7000


Item 5.             Other Events.


          On February 28, 1996, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through
Certificates, Series 1996-S4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 1996 among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.

          In connection with the expected sale of the Series 1996-S4, Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8,
A-9, A-10, A-11, A-12, A-13 and Class R Certificates
(the "Underwritten Certificates"), the Registrant has been advised by Paine Webber Incorporated (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials
(the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Computational Materials are being filed manually as an exhibit to this report.
          The Computational Materials filed herewith as
Exhibit 99 have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors.
The Computational Materials may be based on assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The Computational
Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

          Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational
Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.




Item 7.             Financial Statements, Pro Forma Financial
                    Information and Exhibits


          (a)       Financial Statements.

                    Not applicable.

          (b)       Pro Forma Financial Information.

                    Not applicable.

          (c)       Exhibits


Exhibit No.   Item 601(a) of
              Regulation S-K
              Exhibit No.           Description

1             99              Computational Materials




          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        RESIDENTIAL FUNDING
MORTGAGE
                                        SECURITIES I, INC.
                                        By:/s/Diane S. Wold

                                        Name: Diane S. Wold
                                        Title: Vice President




Dated: February 21, 1996

                         EXHIBIT INDEX


           Item 601 (a) of   Sequentially
Exhibit    Regulation S-K    Numbered
Number     Exhibit No.       Description        Format

1           99               Computational
                             Materials           P




                       EXHIBIT 1

                (Intentionally Omitted)